UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number File No. 811-1144
THE FINANCE COMPANY OF PENNSYLVANIA
(Exact name of registrant as specified in charter)
400 Market Street, Suite 425, Philadelphia, PA 19106
(Address of principal executive offices) (Zip Code)
Charles E. Mather III, President
400 Market Street, Suite 425, Philadelphia, PA 19106
(Name and address of agent for service)
Registrant’s telephone number, including area code 215-351-4778
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

ITEM 1.  Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Finance Company of Pennsylvania
Founded 1871

ANNUAL REPORT
December 31, 2010

The Finance Company of Pennsylvania

400 Market Street
Suite 425
Philadelphia, PA 19106

BOARD OF DIRECTORS
Charles E. Mather III

Shaun F. O’Malley	Jonathan D. Scott
Herbert S. Riband, Jr.	Peter Bedell

OFFICERS
Charles E. Mather III, President
Herbert S. Riband, Jr., Secretary-Treasurer
Doranne H. Case, Asst. Secretary-Treasurer
Geralyn McConnell, Assistant Secretary
Salvatore Faia, Chief Compliance Officer

The Finance Company of Pennsylvania

400 Market Street
Suite 425
Philadelphia, PA 19106

TO OUR SHAREHOLDERS:

We are pleased to submit your Company’s one hundred and thirty-ninth Annual Report.

The following is a summary of financial information for the years 2006 to 2010 on a per share basis:

	Net				Dec. 31
	Investment	Dividends Paid			Net Asset
Year	Income	Regular	Extra	Total	Value

2006	$27.44	$14.00	$30.01	$44.01	$1,400.33
2007	$25.96	$14.00	$34.29	$48.29	$1,414.84
2008	$26.57	$14.00	$17.85	$31.85	$1,053.44
2009	$16.94	$14.00	$43.58	$57.58	$1,109.66
2010	$12.05	$14.00	$33.96	$47.96	$1,182.04

As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2010 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

We are pleased to be able to pay an extra dividend once again, aided by the realization of significant short-term capital gains in the current year, which are not a part of Net Investment Income. Conditions in the marketplace remain unsettled and your Board continues it’s vigilance in the supervision of the Company’s portfolio.

On January 31, 2011, the Company paid to the shareholders of record on December 31, 2010, the regular quarterly dividend of $3.50 and an extra dividend of $33.96, making a total dividend of $37.46. The tax law requires that the final dividend, although paid in 2011, is taxable to the shareholders in 2010.

Common stocks and mutual funds constitute 88.00% of the portfolio of investments at market on December 31, 2010, compared with 88.34% one year earlier.

Our equity investment adviser, Cooke & Bieler, L.P., is present at each of our Board meetings. Our fixed-income advisor, Schroder Investment Management North America, Inc., meets with our Board periodically. Both are available for consultation throughout the year.

The directors and officers thank you for your continued support.

Charles E. Mather III, President

COMPANY EXPENSES

Example for a $1,000 Investment in the Company

As a Company shareholder, you incur ongoing costs, such as management fees and other Company expenses.

The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value dividend by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Hypothetical 5% Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the Company’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Company and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual Return	$1,000.00	$1,141.31	$8.24
Hypothetical 5% Return	$1,000.00	$1,017.51	$7.70

*	Expenses are equal to the Company’s annualized expense ratio (for the six-month period) of 1.53%, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365 (the number of days in the most recent 12-month period). The expense ratio for the most recent six-month period may differ from the expense ratio based on the one-year data in the Condensed Financial Information.

Portfolio Composition as of December 31, 2010
(Unaudited)

Asset Allocation — Percentage of the Company’s Net Assets

Common Stocks and Mutual Funds	88.00%
Bonds	12.55%
Short Term Investments	3.68%
Liabilities in excess of other assets	(4.23%	)

Net Assets	100.00%

Common Stock Sector Allocation (% of Company’s Net Assets)

Sector	Percentage

Banking, Insurance and Financial Holding Companies	22.78%
Petroleum & Mining	15.96%
Services	9.53%
International	9.48%
Manufacturing & Diversified	8.94%
Consumer Products	5.08%
Technology	5.05%
Diversified Holding	4.37%
Healthcare	4.18%
Advertising & Communications	2.63%

88.00%

Top 10 Stock Holdings (% of Company’s Net Assets)

PNC Financial Services Group Inc.	19.05%
Exxon Mobil Corp.	15.33%
Harbor International Funds	4.63%
Pennsylvania Warehousing and Safe Deposit Company	4.37%
Dreyfus International Stock I	2.23%
Vanguard Emerging Mkts. Stock Index Fund	1.50%
Johnson and Johnson	1.46%
Dover Corp.	1.39%
Coca Cola Co.	1.36%
Verizon Communications Inc.	1.34%

Total	52.66%

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Finance Company of Pennsylvania

We have audited the accompanying statement of assets and liabilities of The Finance Company of Pennsylvania (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and condensed financial information are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 28, 2011

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS

Investments at fair value — unaffiliated (Note 2):
Short Term Investments (identified cost $1,964,776)	$1,964,776
Bonds (identified cost $6,591,196)	6,696,493
Common Stocks & Mutual Funds (identified cost $18,635,501)	44,606,649
Investments at fair value — affiliated (Note 3):
Common Stocks & Mutual Funds (Identified cost $71,399)	2,329,051

Total Investments	55,596,969
Cash	88,261
Accrued interest and dividends receivable	122,179
Prepaid expenses	25,315
Other assets	7,265

Total	55,839,989

LIABILITIES
Accrued expenses and taxes (Note 1)	693,483
Due to Shareholder-Redemption	40,659
Dividends Payable	1,701,561
Covered Call Options written at fair value (premiums received $59,350)	64,755

Total	2,500,458

NET ASSETS	$53,339,531

COMPONENTS OF NET ASSETS
Paid in Capital	$16,796,297
Accumulated Undistributed Net Investment Income	257
Net Accumulated Realized Gain on Investments and Written Options	8,214,285
Net Unrealized Appreciation on Investments and Written Options	28,328,692

Net assets equivalent to $1,182.04 per share on shares of 45,125 $10 par value capital stock outstanding at December 31, 2010 (authorized 232,000 shares)	$53,339,531

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

SHORT TERM SECURITIES — 3.68%

Number of		Identified	Fair Value
Shares		Cost	(Note 1)

105,568	Blackrock Fed Fund No. 30	$105,568	$105,568
1,859,208	BNY Mellon Money Market Funds	1,859,208	1,859,208

	Total	1,964,776	1,964,776

BONDS — 12.55%

Principal
Amount

	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.85%
$139,471	U.S. Federal Home Loan Mortgage 6% due 7/1/2019	144,392	150,880
434,823	U.S. Federal Home Loan Mortgage 6% due 8/1/2019	440,257	470,279
100,000	U.S. Treasury Bonds 4.375% due 5/15/2040	101,663	100,500
166,909	Government National Mortgage Association 5% due 5/15/2039	172,169	177,446
81,551	Government National Mortgage Association 6% due 4/15/2036	88,112	89,833

		946,593	988,938

	MUNICIPAL BONDS — 10.70%
25,000	Addison Alton Zero-A due 11/15/2011	23,957	24,048
300,000	Allegheny Cnty PA Hosp Dev Auth 1.01% # due 2/1/2037	225,868	203,403
150,000	Austin Tex Conv Enterp 5.75% due 1/1/2016	150,000	150,000
200,000	California Statewide 4.35% due 1/1/2023	200,000	204,352
50,000	Chicago Ill Met Wtr Reclam 7.00% due 1/1/2011	50,000	50,000
40,000	Cuyahoga Cnty OH Eco Dev 7.35% due 6/1/2012	40,615	41,240
35,000	Cuyahoga Cnty OH Eco Dev 8.625% due 6/1/2022	40,680	42,203

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

BONDS — (Continued)

Principal		Identified	Fair Value
Amount		Cost	(Note 1)

$100,000	Cuyahoga Cnty OH H 1.25% # due 10/1/2013	$100,000	$100,651
60,000	Dallas Ft.Worth Arpt 6.6% due 11/1/2012	61,461	61,933
30,000	East Baton Rouge LA Mtg Fin zero coupon due 9/10/2014	25,082	25,341
140,000	Fulton Cty GA Devel. Auth 5.75% due 3/1/2014	141,076	133,847
225,000	Glendale Wis Cmnty Dev Auth 4.9% due 10/1/2011,	225,000	228,641
200,000	Goldman Sachs Group Inc. 5.375% due 3/15/2020	194,816	206,958
85,000	Grand Terrace CA Cmty 7.2% due 9/1/2018	93,130	95,945
40,000	Los Alamos 5.15% due 7/1/2012	40,075	41,037
100,000	Louisiana Hsg Fin Agy 4.75% due 6/1/2027	105,858	101,695
265,000	Massachusetts St. Housing 5.962% due 6/1/2017	265,000	276,263
170,000	Montana State Board of Housing 5.5% due 12/1/2037	172,324	176,338
300,000	Verizon New Jersey 8% due 6/1/2022	345,108	357,594
45,000	NJ Economic Dev. Authority 5.178% due 11/1/2015	45,000	46,339
150,000	City of North Little Rock AR zero coupon due 07/20/2014	126,035	125,417
245,000	Ohio Hsg. Fin. Agy. Mtg 5.08% due 9/1/2013	243,529	256,787
200,000	Ohio St Wtr Dev Auth 4.879% due 12/1/2034	200,000	190,310
200,000	Oklahoma Hsg Fin Agy 4.5% 9/1/2024 4.5% due 9/1/2024	211,284	205,332
150,000	Pennsylvania Economic Dev Fing 6.25% due 10/1/2017	153,541	169,328

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

BONDS — Concluded

Principal		Identified	Fair Value
Amount		Cost	(Note 1)

$115,000	Peoria Ill School Distr zero coupon due 1/1/2011	$114,974	$115,000
225,000	Peoria Ill School Distr zero coupon due 1/1/2011	224,950	225,000
100,000	Riverside Cnty CA Single GNMA 8.35% due 6/1/2013	112,639	116,464
150,000	Rogers County OK Hsg zero coupon due 07/15/2014	126,345	120,432
100,000	Salt Lake Cnty UT Hosp 5.4% Due 2/15/2012	107,704	102,980
240,000	Salt River Proj Ariz 5% due 1/01/2020	240,726	240,000
100,000	Texas St Transn Commn 5.028% due 4/01/2026	100,000	98,610
320,000	University of Oklahoma 5.6% due 7/1/2020	320,141	331,309
275,000	Wisconsin St Gen Rev 5.2% due 5/1/2018	275,000	290,408
245,000	Wyoming Comnt Development Authority 4.65% due 12/1/2014	245,000	253,822
80,000	Wyoming Comnt Development Authority 4.8% due 6/1/2015	80,000	82,857
215,000	Yorba Linda CA Redev Agy 5.25% due 09/01/2015	217,685	215,671

		5,644,603	5,707,555

	Total Bonds	6,591,196	6,696,493

COMMON STOCKS & MUTUAL FUNDS — 88.00%

Number
of Shares

	PETROLEUM & MINING — 15.96%
111,806	Exxon Mobil Corp.	147,560	8,175,255
20,000	Penn Virginia Corp.	2,292	336,400

	Total	149,852	8,511,655

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS & MUTUAL FUNDS — (Continued)

Number		Identified	Fair Value
of Shares		Cost	(Note 1)

	BANKING, INSURANCE & FINANCIAL
	HOLDING COMPANIES — 22.78%
12,100	American Express Co.	$499,861	$519,332
6,200	Chubb Corp	366,042	369,768
167,328	PNC Financial Services Group Inc.	101,120	10,160,156
20,000	Marsh & McLennan Companies Inc.	262,439	546,800
12,000	State Street Corp.	88,500	556,080

	Total	1,317,962	12,152,136

	TECHNOLOGY — 5.05%
10,800	Diebold Inc.	358,918	346,140
3,500	Int’l Business Machines Corp.	83,733	513,660
4,000	LAM Research Corp.*	185,442	207,120
22,000	Microsoft Corp.	683,960	614,240
21,700	Molex Inc. Class A	418,137	409,479
16,975	Tyco Electronics	492,359	600,915

		2,222,549	2,691,554

	SERVICES — 9.53%
14,200	Carnival Corp.	617,141	654,762
11,300	Cintas Corp.	311,743	315,948
6,600	Darden Restaurants Inc.	302,258	306,504
7,500	McDonalds Corp.	101,920	575,700
14,300	Harte Hanks Inc.	205,146	182,611
13,700	Int’l Speedway Corp.	376,979	358,529
8,000	Kohl’s Corp.*	416,134	434,720
6,700	Manpower Inc	366,093	420,492
20,200	Republic Services Inc.	595,789	603,172
6,200	United Parcel Service Class B	431,495	449,996
8,300	WalMart Stores Inc.	421,297	447,619
17,800	Western Union Co	332,561	330,546

		4,478,556	5,080,599

	CONSUMER PRODUCTS — 5.08%
17,300	Avon Products Inc	492,334	502,738
11,000	Coca Cola Co.	9,597	723,470
7,900	Colgate Palmolive Co.	434,959	634,923

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS & MUTUAL FUNDS — (Continued)

Number		Identified	Fair Value
of Shares		Cost	(Note 1)

6,900	Diageo PLC Sponsored ADR	$472,642	$512,877
32,000	Steelcase Inc. Class A	271,469	338,240

		1,681,001	2,712,248

	MANUFACTURING & DIVERSIFIED — 8.94%
9,200	Avery Dennison	330,437	389,528
8,800	Bemis Company	261,291	287,408
8,000	Berkshire Hathaway B*	352,582	640,880
12,700	Dover Corp.	249,365	742,315
18,000	Dow Chemical Co.	116,338	614,520
7,500	Emerson Electric Co.	57,084	428,775
22,100	General Electric Co.	417,327	404,209
9,100	Illinois Tool Works	474,426	485,940
6,900	Kimberly-Clark Corp.	315,999	434,976
8,200	Tyco International Ltd.	319,876	339,808

	Total	2,894,725	4,768,359

	HEALTHCARE — 4.18%
5,000	Becton Dickinson & Co.	133,907	422,600
12,600	Johnson and Johnson	69,355	779,310
13,000	Merck & Co. Inc.	138,569	468,520
10,400	Quest Diagnostics Inc.	538,499	561,288

		880,330	2,231,718

	ADVERTISING & COMMUNICATIONS — 2.63%
20,000	Verizon Communications Inc.	151,231	715,600
26,000	Vodaphone Group PLC	602,862	687,180

		754,093	1,402,780

	INTERNATIONAL — 9.48%
30,629	Oakmark International Fund I	547,345	594,514
86,880	Dreyfus International Stock I	1,094,690	1,190,258
40,818	Harbor International Funds	1,865,000	2,471,508
16,602	Vanguard Emerging Mkts. Stock Index Fund	749,398	799,320

		4,256,433	5,055,600

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS & MUTUAL FUNDS — Concluded

Number		Identified	Fair Value
of Shares		Cost	(Note 1)

	DIVERSIFIED HOLDING — 4.37%
732	Pennsylvania Warehousing and Safe Deposit Company (Note 3)	$71,399	$2,329,051

	Total Common Stocks	18,706,900	46,935,700

	Total Investments — 104.23%	$27,262,872	55,596,969

	Liabilities in excess of assets other than Total Investments — (4.23%)		(2,257,438)

	NET ASSETS — 100%		$53,339,531

* Non-income producing.

# Variable rate security, rate disclosed is as of 12/31/2010

ADR – American depository receipt

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME:
Income:
Dividends	$847,792
Dividends from affiliates (Note 3)	131,760
Interest	300,596

Total	1,280,148

Expenses:
Accounting	68,019
Compensation	165,000
Compliance fees	80,778
Custodian	27,770
Directors’ fees	61,375
Insurance	28,459
Investment advisory fees (Note 9)	119,514
Printing and postage	13,214
Professional fees	107,643
Other office and administrative	64,656

Total	736,428

Net investment income	543,720

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	3,212,371
In-kind transfers (Note 5)	717,891
Written options	33,985

Net realized gain	3,964,247

Net change in unrealized appreciation/depreciation on:
Investments	1,392,876
Investments in affiliate	126,463
Written options	(14,834)

Net change in unrealized appreciation/depreciation	1,504,505

Net realized and unrealized gain on investments	5,468,752
Capital gains tax payable on behalf of shareholders (Note 1)	(559,457)

Net increase in net assets resulting from operations	$5,453,015

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31,

	2010	2009

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$543,720	$775,985
Net realized gain on investments	3,964,247	1,837,186
Change in net unrealized appreciation/depreciation on investments	1,504,505	2,591,621
Capital gains tax payable on behalf of shareholders (Note 1)	(559,457)	—

Net increase in net assets resulting from operations	5,453,015	5,204,792
Undistributed net investment income included in price of shares redeemed	(10,769)	(10,227)
Realized (gain)/loss from security transactions included in price of shares redeemed	(13,984)	4,895
Dividends to shareholders from net investment income	(533,066)	(765,583)
Dividends to shareholders from short-term capital gains	(1,633,922)	(1,874,552)
Capital Share Transactions:
(Exclusive of amounts allocated to investment income and net realized gain from security transactions) (Note 1):
Cost of shares of capital stock redeemed	(748,780)	(480,427)

Total increase in net assets	2,512,494	2,078,898
Net Assets:
Beginning of year	50,827,037	48,748,139

End of year [including undistributed net investment income of $257 and $372 respectively]	$53,339,531	$50,827,037

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2009

1. SIGNIFICANT ACCOUNTING POLICIES
The Finance Company of Pennsylvania (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. There were 679 and 471 shares of capital stock redeemed during the years ended December 31, 2010 and 2009, respectively.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation
Equity securities and exchange traded options that are listed on an exchange are valued at the last quoted sales price. When valuing equity securities that are not listed on an exchange or have not traded, the Company uses the mean between the bid and asked prices for that day. Fixed income securities are valued on the basis of prices provided by pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such securities, market transactions in comparable securities and various relationships between securities. When valuing fixed income securities that mature within sixty days, the Company uses amortized cost. It is the responsibility of the Company’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Company determines a fair value in good faith in accordance with these procedures. As of December 31, 2010, Pennsylvania Warehousing and Safe Deposit Company is a non-marketable security priced at fair value as determined by the Board. (See Note 2)

Federal Income Taxes
No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of Subchapter M of the Internal Revenue

NOTES TO FINANCIAL STATEMENTS — Continued

Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Equalization
The Company follows the accounting practices known as “equalization” by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Bond Maturity Dates
Bonds in the portfolio of investments with a call or reset feature will have an effective maturity date earlier than the stated maturity. For such bonds, the stated maturity date is listed first and the call or reset date, if any, is listed second.

Investing in Government Sponsored Agency Securities
The Company invests in United States Government sponsored entities. Such sponsored entities, although chartered and sponsored by the U.S. Congress, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a

NOTES TO FINANCIAL STATEMENTS — Continued

similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Security Transactions, Investment Income, and Realized Gain/Loss
Security transactions are accounted for on the trade date. Dividend income, distributions from other investment companies, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis. Realized gains and losses are based on the specific identified cost method for both financial and Federal income tax purposes.

2. FAIR VALUE MEASUREMENT
In accordance with FASB ASC 820-10, fair value is defined as the price that the Company would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

Management has determined the value of its investment in Pennsylvania Warehousing and Safe Deposit Company using a combination of valuation techniques, including the dividend discount and net asset value methodologies.

NOTES TO FINANCIAL STATEMENTS — Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Company’s investments carried at fair value:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Price	Inputs	Inputs	Total Value

Assets
Investments in securities Common stock	$39,551,049	$—	$2,329,051	$41,880,100
U.S. government and agency obligations	—	988,938	—	988,938
Municipal bonds	—	5,707,555	—	5,707,555
Mutual funds	5,055,600	—	—	5,055,600
Short-term investments	1,964,776	—	—	1,964,776

Total	$46,571,425	$6,696,493	$2,329,051	$55,596,969

Liabilities
Written options	$64,755	$—	$—	$64,755

*	See Portfolio of Investments for values by industry classification.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 amends Topic 820, Fair Value Measurements and Disclosures to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, and to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis). The update clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. The Company has adopted the amended guidance and determined that there was no material impact to the Company’s financial statements except for the additional disclosure made in the notes. The Company discloses significant transfers between levels based on valuations at the end of the year. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2.

NOTES TO FINANCIAL STATEMENTS — Continued

A roll forward of fair value investments using significant unobservable inputs (Level 3) at December 31, 2010 were as follows:

Common
Stock

Beginning Balance, 12/31/2009	$2,202,588
Purchases	—
Sales	—
Total Unrealized Gain	126,463

Ending Balance, 12/31/2010	$2,329,051

3. NON-MARKETABLE SECURITY OF AFFILIATE
There is no ready market for the below listed security. Fair value is established by the Board.

Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a “control person,” it would be necessary to register such shares under the Securities Act of 1933 prior to their sale. The Company has owned shares of Pennsylvania Warehousing and Safe Deposit Company since 1917. As of December 31, 2010 the Pennsylvania Warehousing and Safe Deposit Company owns 4.62% of the outstanding shares of the Company.

For the
Year Ended
		December 31, 2010			December 31, 2010
		Percent	Identified	Fair	Dividend
Shares		Owned	Cost	Value	Income

732	Pennsylvania Warehousing and Safe Deposit Company	16.94%	$71,399	$2,329,051	$131,760

4. DERIVATIVE INSTRUMENTS

In accordance with FASB ASC 815-10, the Company has disclosed information intended to enable financial statement users to understand how and why the

NOTES TO FINANCIAL STATEMENTS — Continued

Company uses derivative instruments, how derivatives are accounted for under ASC 815-10 and how derivative instruments affect the Company’s financial position, results of operations, and cash flows.

Market risks of investing in derivatives
Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. The Company periodically invests in options contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The market risk exposure from investing in option contracts is price volatility.

Price volatility risk
Derivatives tied to equity are exposed to potential price volatility. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. Transactions in listed securities are settled/paid for upon delivery with its counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Options Contracts
The Company may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Company writes an option, if the underlying security does not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised, and the Company will realize as profit the premium received for such option. When a call option written by the Company is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

NOTES TO FINANCIAL STATEMENTS — Continued

At December 31, 2010 the Company has written covered calls as follows:

	Expiration	Exercise	Premium	Number of	Fair
Common Stock	Date	Price	Received	Contracts	Value

PNC Financial Services Group Inc.	5/21/2011	$65.00	$19,890	10,000	$25,400
Coca Cola Co.	5/21/2011	$65.00	$1,900	2,500	$6,975
Dover Corp.	3/19/2011	$55.00	$15,800	5,000	$25,500
Berkshire Hathaway B	3/19/2011	$85.00	$21,760	8,000	$6,880

			$59,350		$64,755

Transactions in written covered calls for year ended December 31, 2010 were as follows:

	Contracts	Premium

Outstanding at December 31, 2009	77,700	$254,390
Covered Calls written during the period	25,500	59,350
Covered Calls exercised during the period	(53,400)	(189,003)
Covered Calls expired during the period	(14,300)	(16,588)
Covered Calls closed during the period	(10,000)	(48,799)

Outstanding at December 31, 2010	25,500	$59,350

The following is a summary of the location of derivatives on the Company’s Statement of Assets and Liabilities as of December 31, 2010

Location on the Statements of Assets and Liabilities
Derivative Type	Liability Derivatives

Equity Contract	Covered call options written, at fair value

The following is a summary of the Company’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2010:

Liability Derivatives Value
Total Value	Number of Shares in
At December 31, 2010	equity contracts

$59,350	25,500

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a summary of the effect of derivative instruments on the statement of operations for the year ended December 31, 2010.

			Change in Unrealized
	Location of Gain (Loss) on	Realized Gain on Derivatives	Appreciation on Derivatives
Derivative Type	Derivatives Recognized in Income	Recognized in Income	Recognized in Income

Equity contract	Net realized gain from written options, Net change in unrealized appreciation/depreciation on written options	$33,985	$14,834

5. PURCHASES AND SALES OF SECURITIES
The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold for the year ended December 31, 2010 were:

	Historical
	Cost of	Proceeds from	Cost of
	Investments	Sales and	Securities Sold
	Purchased	Maturities	and Maturities

Common Stocks and mutual funds	$20,486,518	$23,037,197	$19,867,262
U.S. Government & Agency Obligations	101,672	122,053	107,755
Municipal Bonds	1,556,125	916,488	919,385

Total	$22,144,315	$24,075,738	$20,894,402

The amounts above do not include the fair value and cost of shares distributed in connection with redemptions. During the year ended December 31, 2010, the Company distributed common stock with fair value of $725,669 and cost of $7,778. The related gain of $717,891 has been disclosed in the Company’s Statement of Operations.

6. DISTRIBUTIONS TO SHAREHOLDERS
Ordinary income and short term capital gain distributions are determined in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

NOTES TO FINANCIAL STATEMENTS — Continued

The tax character of dividends and distributions declared by the Company was as follows:

	For the	For the Year
	Year Ended	Ended
	December 31, 2010	December 31, 2009

Distributions paid from Ordinary Income	$2,166,988	$2,640,135

7. TAX MATTERS
For U.S. federal income purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments at December 31, 2010 was as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)

$27,363,137	$28,487,700	$253,868	$28,233,832

The difference between the book basis and the tax basis of net unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales.

FASB ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that as of December 31, 2010, there were no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Company files U.S. Federal and Pennsylvania state tax returns. No income tax returns are currently under examination. The Company’s federal tax and state returns remain open for examination for the years ended December 31, 2007 through December 31, 2010.

8. LEASE
The Company rents office space from an affiliate and has not entered into a formal lease agreement. The lessor company’s president is an officer and director of the Company. Minimum annual rental for this space is $19,071.

NOTES TO FINANCIAL STATEMENTS — Continued

9.	OTHER INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2010
Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of those Directors amounted to $61,375. The compensation of Officers of the Company, who are also employees of the Company, amounted to $165,000.

Investment advisory fees payable monthly to Cooke & Bieler, LP, are based on the monthly closing equity portfolio value, less the value of certain investments at an annual rate of 0.50%. Cooke & Bieler, L.P. earned $99,969 for their services during the year ended December 31, 2010.

Investment advisory fees payable monthly to Schroder Investment Management North America Inc. are based on the monthly closing bond portfolio value at an annual rate of 0.30%. Schroder Investment Management North America Inc. earned $19,545 for their services during the year ended December 31, 2010.

10. INTEREST RATE RISK
The Company is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

11. NEW LEGISLATION
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTES TO FINANCIAL STATEMENTS — Concluded

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. Management does not believe this legislation will have a significant impact on the Company.

12. SUBSEQUENT EVENTS
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Company’s financial statement through this date.

CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

	Years Ended December 31,
	2010	2009	2008	2007	2006

Investment Income	$28.37	$31.13	$41.84	$42.43	$41.58
Expenses	16.32	14.19	15.27	16.47	14.14

Net Investment Income	12.05	16.94	26.57	25.96	27.44
Dividends from net investment income	(11.75)	(16.65)	(26.32)	(25.54)	(27.16)
Dividends from short term capital gains	(36.21)	(40.93)	(5.53)	(22.75)	(16.85)
Net realized gain (loss) and increase (decrease) in unrealized appreciation	108.29	96.86	(356.12)	36.84	189.55

Net increase (decrease) in net assets value	72.38	56.22	(361.40)	14.51	172.98
Net assets value:
Beginning of year	1,109.66	1,053.44	1,414.84	1,400.33	1,227.35

End of year	$1,182.04	$1,109.66	$1,053.44	$1,414.84	$1,400.33

Net Assets at end of Period (in millions)	$53.3	$50.8	$48.7	$66.9	$66.9
Annual ratio of expenses to average net assets	1.43%	1.38%	1.16%	1.22%*	1.05%
Annual ratio of net investment income to average net assets	1.06%	1.65%	2.02%	1.92%	2.03%
Annual portfolio turnover rate	44.22%	37.53%	16.49%	18.10%	18.94%
Annual Total Investment Return	10.84%	10.80%	(23.43%)	4.49%	17.68%
Number of shares outstanding at end of period in thousands	45	46	46	47	48

*	Net of 0.04% of expenses reimbursed

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2010
(Unaudited)

PURCHASES

STOCKS

	Changes	Balance
	During	December 31,
	the Period	2010
	Number of Shares

Avon Products Inc.	10,200	17,300
Carnival Corp.	14,200	14,200
Chubb Corp	6,200	6,200
Diageo PLC Sponsored ADR	1,000	6,900
Dreyfus International Stock I	86,880	86,880
Eaton Corp.	4,900	—
Int’l Speedway Corp.	4,900	13,700
Kohl’s Corp.	14,000	8,000
LAM Research Corp.	8,000	4,000
Manpower Inc.	6,700	6,700
Oakmark International Fund I	30,629	30,629
Republic Services Inc.	7,800	20,200
Tyco Int’l Ltd.	8,200	8,200
Western Union Co.	35,600	17,800

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2010
(Unaudited)

SALES

STOCKS

	Changes	Balance
	During	December 31,
	the Period	2010
	Number of Shares

American Express	5,000	12,100
Artisan International Fund	81,558	—
Avon Products Inc.	10,200	17,300
Briggs & Stratton Corp	7,600	—
Carnival Corp.	14,200	14,200
Chubb Corp	6,200	6,200
Diageo PLC Sponsored ADR	1,000	6,900
Eaton Corp.	12,500	—
Frontier Communications Inc.	4,800	—
Harte Hanks Inc	18,000	14,300
Int’l Speedway Corp	4,900	13,700
Kohl’s Corp.	6,000	8,000
LAM Research Corp.	4,000	4,000
Manpower Inc.	6,700	6,700
Pitney Bowes Inc.	20,000	—
Western Union Co.	17,800	17,800

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2010
(Unaudited)

PURCHASES

BONDS

	Changes	Balance
	During	December 31,
	the Period	2010
	Number of Units

U.S. Treasury Bonds 4.375% due 5/15/2040	100,000	100,000
Austin Tex Conv Enterp 5.750% due 1/01/2016	150,000	150,000
California Statewide 4.375% due 1/1/2023	200,000	200,000
Chicago Ill Met Wtr Reclam 7.00% due 1/1/2011	50,000	50,000
Louisiana Hsg Fin Agy 4.75% due 6/1/2027	100,000	100,000
Oklahoma Hsg Fin Agy 4.5% due 9/1/2024	200,000	200,000
Ohio St Wtr Dev Auth 4.879% due 12/1/2034	200,000	200,000
Salt River Proj Ariz 5% due 1/1/2020	240,000	240,000
Texas St Transn Commn 5.028% due 4/1/2026	100,000	100,000

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2010
(Unaudited)

CALLS

BONDS

	Changes	Balance
	During	December 31,
	the Period	2010
	Number of Units

Dallas Ft.Worth Arpt. 6.6% due 11/1/2012	35,000	60,000
Government National Mortg Assoc 6% due 4/15/2036	16,397	81,551
Government National Mortg Assoc 5% due 5/15/2039	39,804	166,909
Grand Terrace CA Cmty 7.2% 9/1/2018	10,000	85,000
Los Alamos 5.15% 7/1/12	15,000	40,000
Massachusetts St. Hsg. 5.962% due 6/1/2017	20,000	265,000
Miami-Dade Cnty FL 5.2% due 10/1/2031	135,000	—
NJ Econ Dev Authority 5.178% 11/2015	10,000	45,000
Ohio Hsg. Fin. Agy. Mtg. 5.57% due 9/1/2038	40,000	—
Montana State Board of Housing 5.5% 12/2037	30,000	170,000
New Hampshire St Bus 4.875% 10/01/35	200,000	—
Texas St Go Ser A Call 7% due 12/1/2010	70,000	—
U.S. Treasury Inflation Protected Security 2.5% due 1/15/2029	100,000	—
U.S. Federal Home Loan Mortgage 6% due 8/1/2019	22,432	434,823
U.S. Federal Home Loan Mortgage 6% due 7/1/2019	6,266	139,471
Yorba Linda CA Redev Agy 5.25% 9/2015	30,000	215,000

Supplemental Information on Directors

(Not Part of the Company’s Financial Statements)

Term of
	Office and		Other Directorships Held by
	Length of	Principal Occupation(s)	Director or Nominee for
Name, Address[1], Position(s) Held with the Company, and Age	Time Served	During Past 5 Years	Director

Interested Directors[2]
Charles E. Mather III Director and President Age: 76	2011 30 years	President and Director of Mather & Co. (insurance brokers)	Director of Penn Series Funds, Inc.

Herbert S. Riband, Jr. Director Age: 74	2013 17 years	Of counsel to the law firm of Saul, Ewing LLP	Director of Pennsylvania Warehousing and Safe Deposit Company

Non-Interested Directors
Jonathan D. Scott Director Age: 58	2012 21 years	Partner, Veritable, L.P. (Formerly Senior Vice President, PNC Bank Corp.)	None

Shaun F. O’Malley Director Age: 75	2012 15 years	Retired (Formerly Chairman, Price Waterhouse World Organization (accounting))	Director of The Philadelphia Contributionship, PolyMedix Inc.

Peter Bedell Director Age: 73	2013 6 years	Executive Vice-President Burke Lawton Brewer and Burke, Formerly Chairman Emeritus Walnut Asset Management and Rutherford Brown & Catherwood LLC.	None

[1]	The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

[2]	The two interested directors are classified as such because they are executive officers of the Company.

*  *  *

The Company’s Statement of Additional Information includes additional information about the Company’s directors and is available without charge upon request. Call Doranne Case (collect) to request a copy.

OTHER INFORMATION RELATING TO THE ANNUAL
SHAREHOLDERS MEETING

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the Company is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. This information is also available on the SEC’s website at www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2010 is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Company’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-Q is also available on the SEC’s website at www.sec.gov. In addition, the Company’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.